FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 1996


                       UNITED STATES CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


      Iowa                       1-9712                  62-1147325
      (State or other         (Commission              (IRS Employer
      jurisdiction of        File Number)              Identification No.)
      incorporation)




   8410 West Bryn Mawr,Suite 700, Chicago, Illinois           60631
- - ------------------------------------------------------       -------
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (312) 399-8900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On June 21, 1996, the Company announced that Telephone and Data Systems, Inc. ("TDS") agreed to transfer its minority ownership interests in certain cellular markets to the Company for approximately $110.2 million in cash. The minority interests subject to be transfered represent approximately 614,000 population equivalents.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.




Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    June 24, 1996


United States Cellular Corporation
(Registrant)


By:  /s/  PHILLIP A. LORENZINI
- - ------------------------------
Phillip A. Lorenzini
Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
- - --------------                      ----------------------
    99                              News Release dated
                                    June 21, 1996



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